UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             June 18, 2008

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 18, 2008, Liquidity Services, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing that the Company submitted the winning bid for the Surplus Usable Property Sales Contract with the U.S. Department of Defense and the Defense Reutilization and Marketing Service.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit is filed as part of this report:

99.1                           Press Release, dated June 18, 2008, with respect to the submission of the winning bid for the Surplus Usable Property Sales Contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: June 18, 2008	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated June 18, 2008, with respect to the submission of the winning bid for the Surplus Usable Property Sales Contract.